UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2004

ETCF Asset Funding Corporation

(formerly known as Deutsche Recreational Asset Funding Corporation)

(Exact name of registrant as specified in its charter)

Nevada	333-56303	91-1904587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 350, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 786-2570

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01  through 7.01 are not included because they are not applicable.

Item 8.01.	Other Events.

On December 16, 2004, E*TRADE RV and Marine Trust 2004-1 (the “Issuer”) publicly issued U.S.$61,200,000 of Class A-1 2.67% Asset Backed Notes due July 7, 2009, U.S.$66,200,000 of Class A-2 3.13% Asset Backed Notes due October 7, 2013, U.S.$75,900,000 of Class A-3 3.62% Asset Backed Notes due October 8, 2018, U.S.$32,500,000 of Class A-4 4.18% Asset Backed Notes due July 7, 2021, U.S.$34,572,000 of Class A-5 4.58% Asset Backed Notes due November 7, 2031, U.S.$10,042,000 of Class B 4.25% Asset Backed Notes due November 7, 2031, U.S.$9,270,000 of Class C 4.54% Asset Backed Notes due November 7, 2031 and U.S.$10,815,000 of Class D 4.86% Asset Backed Notes due November 7, 2031 (the “Publicly Offered Notes”). The Issuer also privately issued, on December 16, 2004, U.S.$6,952,000 of Class E 0.00% Asset Back Notes due November 7, 2031 (the “Privately Offered Notes” and together with the Publicly Offered Notes, the “Notes”). The sole manager for the issuance of the Publicly Offered Notes was Lehman Brothers Inc. (the “Underwriter”). The Registrant is filing the exhibits listed in Item 9.01(c) below in connection with the offering of the Notes.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit Number	Item 601(a) of Regulation S-K Exhibit Number	Description

1.	1.1	Underwriting Agreement dated December 9, 2004 among the Registrant, E*TRADE Consumer Finance Corporation, E*TRADE Bank and Lehman Brothers Inc.

2	4.1	Amended and Restated Trust Agreement dated December 16, 2004 between the Registrant and Wells Fargo Bank, National Association, as Owner Trustee.

3.	4.2	Indenture dated December 16, 2004, between the Issuer and JPMorgan Chase Bank, N. A., as Indenture Trustee.

4.	10.1	Transfer and Servicing Agreement dated December 16, 2004 among the Issuer, the Registrant and E*TRADE Consumer Finance Corporation.

5.	10.2	Depositor Sale Agreement dated December 16, 2004 among E*TRADE Bank, as Transferor, and the Registrant, as Depositor.

6.	99.1	Supplement to Boat Mortgage Trust Agreement dated December 16, 2004 among E*TRADE Consumer Finance Corporation, E*TRADE Bank, Wilmington Trust Company, Wells Fargo Bank, National Association, as Owner Trustee, and JPMorgan Chase Bank, N.A., as Indenture Trustee.

7.	25.1	Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-56303, filed on December 3, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION.

By:	/s/ Matthew Pechulis
Name: Matthew Pechulis
Title: Vice President and Assistant Secretary

Dated: January 3, 2005

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Exhibit Index

Exhibit Number	Item 601(a) of Regulation S-K Exhibit Number	Description	Page

1.	1.1	Underwriting Agreement dated December 9, 2004 among the Registrant, E*TRADE Consumer Finance Corporation, E*TRADE Bank and Lehman Brothers Inc.	Filed Electronically

2	4.1	Amended and Restated Trust Agreement dated December 16, 2004 between the Registrant and Wells Fargo Bank, National Association, as Owner Trustee.	Filed Electronically

3.	4.2	Indenture dated December 16, 2004, between the Issuer and JPMorgan Chase Bank, N. A., as Indenture Trustee.	Filed Electronically

4.	10.1	Transfer and Servicing Agreement dated December 16, 2004 among the Issuer, the Registrant and E*TRADE Consumer Finance Corporation.	Filed Electronically

5.	10.2	Depositor Sale Agreement dated December 16, 2004 between E*TRADE Bank, as Transferor, and the Registrant, as Depositor.	Filed Electronically

6.	99.1	Supplement to Boat Mortgage Trust Agreement dated December 16, 2004 among E*TRADE Consumer Finance Corporation, E*TRADE Bank, Wilmington Trust Company, Wells Fargo Bank, National Association, as Owner Trustee, and JPMorgan Chase Bank, N.A., as Indenture Trustee.	Filed Electronically

7.	25.1	Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-56303, filed on December 3, 2004.	Filed Electronically

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